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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: June 29, 2000




                             HARMONY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-19577                 95-4333330
          --------                    ---------                 ----------
(State or other jurisdiction    (Commission File No.)     (IRS Employer ID No.)
      of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (612) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS.

      (a) On June 29, 2000, the registrant changed its fiscal year end from June 30 to December 31.

















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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2000                  HARMONY HOLDINGS, INC.



                                BY:        /s/ James G. Gilbertson
                                           --------------------------
                                           James G. Gilbertson
                                ITS:       Chief Operating Officer











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